Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements and Financial Instruments

Note 9. Fair Value Measurements and Financial Instruments
Recurring Fair Value Measurements
The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2019:

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Other assets:
Fixed income securities	$—	$442	$—	$442
Interest rate swaps	—	568	—	568
Cross currency swaps	—	211	—	211
Foreign exchange forwards	—	5	—	5
Total	$—	$1,226	$—	$1,226

Liabilities:
Other liabilities:
Interest rate swaps	$—	$173	$—	$173
Cross currency swaps	—	912	—	912
Forward starting interest rate swaps	—	604	—	604
Total	$—	$1,689	$—	$1,689

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2018:

			(dollars in millions)
	Level 1 (1)	Level 2 (2)	Level 3 (3)	Total
Assets:
Other assets:
Fixed income securities	$—	$405	$—	$405
Interest rate swaps	—	3	—	3
Cross currency swaps	—	220	—	220
Interest rate caps	—	14	—	14
Total	$—	$642	$—	$642

Liabilities:
Other liabilities:
Interest rate swaps	$—	$813	$—	$813
Cross currency swaps	—	536	—	536
Forward starting interest rate swaps	—	60	—	60
Interest rate caps	—	4	—	4
Total	$—	$1,413	$—	$1,413

(1) Quoted prices in active markets for identical assets or liabilities
(2) Observable inputs other than quoted prices in active markets for identical assets and liabilities
(3) Unobservable pricing inputs in the market

Certain of our equity investments do not have readily determinable fair values and are excluded from the tables above. Such investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer and are included in Investments in unconsolidated businesses in our consolidated balance sheets. As of December 31, 2019 and December 31, 2018, the carrying amount of our investments without readily determinable fair values was $284 million and $248 million, respectively. During 2019, there were insignificant adjustments due to observable price changes and we recognized an insignificant impairment charge. Cumulative adjustments due to observable price changes and impairment charges were insignificant.

Fixed income securities consist primarily of investments in municipal bonds. For fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments. Our derivative instruments are recorded on a gross basis.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers between Level 1 and Level 2 during 2019 and 2018.

Fair Value of Short-term and Long-term Debt
The fair value of our debt is determined using various methods, including quoted prices for identical terms and maturities, which is a Level 1 measurement, as well as quoted prices for similar terms and maturities in inactive markets and future cash flows discounted at current rates, which are Level 2 measurements. The fair value of our short-term and long-term debt, excluding finance leases, was as follows:

			(dollars in millions)
At December 31,	2019		2018
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding finance leases	$110,373	$129,200	$112,159	$118,535

Derivative Instruments
The following table sets forth the notional amounts of our outstanding derivative instruments:

		(dollars in millions)
At December 31,	2019	2018
Interest rate swaps	$17,004	$19,813
Cross currency swaps	23,070	16,638
Forward starting interest rate swaps	3,000	4,000
Interest rate caps	679	2,218
Foreign exchange forwards	1,130	600

Interest Rate Swaps
We enter into interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates that are currently based on LIBOR, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against interest rate risk exposure of designated debt issuances. We record the interest rate swaps at fair value in our consolidated balance sheets as assets and liabilities. Changes in the fair value of the interest rate swaps are recorded to Interest expense, which are offset by changes in the fair value of the hedged debt due to changes in interest rates.

During 2019, we entered into interest rate swaps with a total notional value of $510 million and settled interest rate swaps with a total notional value of $3.3 billion. During 2018, we entered into interest rate swaps with a total notional value of $730 million and settled interest rate swaps with a total notional value of $1.1 billion.

The ineffective portion of these interest rate swaps was $54 million and insignificant for the years ended December 31, 2019 and 2018, respectively.

The following amounts were recorded in Long-term debt in our consolidated balance sheets related to cumulative basis adjustments for fair value hedges:

	(dollars in millions)
At December 31,	2019	2018
Carrying amount of hedged liabilities	$17,337	$18,903
Cumulative amount of fair value hedging adjustment included in the carrying amount of the hedged liabilities	433	(785)

Cross Currency Swaps
We have entered into cross currency swaps designated as cash flow hedges to exchange our British Pound Sterling, Euro, Swiss Franc and Australian Dollar-denominated cash flows into U.S. dollars and to fix our cash payments in U.S. dollars, as well as to mitigate the impact of foreign currency transaction gains or losses.

During 2019, we entered into cross currency swaps with a total notional value of $6.4 billion and did not settle any cross currency swaps. A pre-tax loss of $385 million was recognized in Other comprehensive loss with respect to these swaps.

During 2018, we did not enter into or settle any cross currency swaps. A pre-tax loss of $720 million was recognized in Other comprehensive loss with respect to these swaps.

A portion of the losses recognized in Other comprehensive loss was reclassified to Other income (expense), net to offset the related pre-tax foreign currency transaction gain or loss on the underlying hedged item.

Forward Starting Interest Rate Swaps
We have entered into forward starting interest rate swaps designated as cash flow hedges in order to manage our exposure to interest rate changes on future forecasted transactions.

During 2019, we did not enter into any forward starting interest rate swaps and we settled forward starting interest rate swaps with a total notional value of $1.0 billion. A pre-tax loss of $565 million, resulting from interest rate movements was recognized in Other comprehensive loss with respect to these swaps.

During 2018, we entered into forward starting interest rate swaps with a total notional value of $4.0 billion. A pre-tax loss of $60 million was recognized in Other comprehensive loss with respect to these swaps.

We hedge our exposure to the variability in future cash flows of based on the expected maturities of the related forecasted debt issuance.

Net Investment Hedges
We have designated certain foreign currency instruments as net investment hedges to mitigate foreign exchange exposure related to non-U.S. dollar net investments in certain foreign subsidiaries against changes in foreign exchange rates. The notional amount of the Euro-denominated debt as a net investment hedge was €750 million as of both December 31, 2019 and 2018, respectively.

Undesignated Derivatives
We also have the following derivative contracts which we use as economic hedges but for which we have elected not to apply hedge accounting.

Interest Rate Caps
We enter into interest rate caps to mitigate our interest exposure to interest rate increases on our ABS Financing Facility and ABS Notes. During both 2019 and 2018, we recognized an insignificant amount in Interest expense related to interest rate caps.

Foreign Exchange Forwards
We enter into British Pound Sterling and Euro foreign exchange forwards to mitigate our foreign exchange rate risk related to non-functional currency denominated monetary assets and liabilities of international subsidiaries. During 2019, we entered into foreign exchange forwards with a total notional value of $12.0 billion and settled foreign exchange forwards with a total notional value of $11.5 billion. During 2018, we entered into foreign exchange forwards with a total notional value of $2.8 billion and settled foreign exchange forwards with a total notional value of $2.2 billion. During 2019 and 2018, a pre-tax loss of insignificant amount was recognized in Other income (expense), net.

Treasury Rate Locks
During 2019, we entered into treasury rate locks with a total notional value of $1.5 billion to hedge the tender offers conducted in May 2019 for fifteen series of notes issued by Verizon with coupon rates ranging from 4.672% to 5.012% and maturity dates ranging from 2054 to 2055 (May Tender offers). In addition, we entered into treasury rate locks with a total notional value of $1.5 billion to hedge the tender offers conducted in November and December 2019 for eleven and twenty series of notes and debentures, respectively, issued by Verizon and other subsidiaries with coupon rates ranging from 3.850% to 8.950% and maturity dates ranging from 2021 to 2055 (November and December Tender offers). Upon the early settlement of the May, November and December Tender Offers, we settled these hedges and recognized an insignificant gain in Other income (expense), net.

During 2018, we entered into treasury rate locks with a total notional value of $2.0 billion to hedge the tender offers conducted in September 2018 for eight series of notes issued by Verizon with coupon rates ranging from 3.850% to 5.012% and maturity dates ranging from 2039 to 2055 (September Tender Offers). Upon the early settlement of the September Tender Offers, we settled these hedges and recognized an insignificant loss in Other income (expense), net.

Concentrations of Credit Risk
Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, including device payment plan agreement receivables, certain notes receivable, including lease receivables, and derivative contracts.

Counterparties to our derivative contracts are major financial institutions with whom we have negotiated derivatives agreements (ISDA master agreements) and credit support annex (CSA) agreements which provide rules for collateral exchange. Negotiations and executions of new ISDA master agreements and CSA agreements with our counterparties continued during 2018. The CSA agreements contain rating based thresholds such that we or our counterparties may be required to hold or post collateral based upon changes in outstanding positions as compared to established thresholds and changes in credit ratings. At December 31, 2019, we held an insignificant amount and at December 31, 2018, we posted approximately $0.1 billion of collateral related to derivative contracts under collateral exchange arrangements, which were recorded as Other current liabilities and Prepaid expenses and other, respectively, in our consolidated balance sheets. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect that any such nonperformance would result in a significant effect on our results of operations or financial condition due to our diversified pool of counterparties.